Prepaid Expenses and Other Current Assets, Net - Schedule of Prepaid Expenses and Other Current Assets (Details) - USD ($) $ in Thousands	Mar. 31, 2026	Mar. 31, 2025	Mar. 31, 2024	Mar. 31, 2023
Prepaid Expense and Other Assets, Current [Abstract]
Prepaid expenses	$ 140	$ 132
Payment in advance	13	4
Deposits	3	207
Other	97	87
Less: allowance for expected credit losses				$ (2)
Total prepaid expenses and other current assets, net	$ 253	$ 430